Taxation on ordinary activities	12 Months Ended
Dec. 31, 2019
Major Components Of Tax Expense Income [Abstract]
Taxation on ordinary activities

6 Taxation on ordinary activities

(a) Summary of taxation on ordinary activities

	2019 £m	2018 £m	2017 £m

UK corporation tax	8	60	26

Comprising:

– current year tax expense	41	66	26

– adjustments in respect of prior periods	(33)	(6)	–

Overseas tax	2,047	2,455	1,617

Comprising:

– current year tax expense	2,074	2,460	1,615

– adjustments in respect of prior periods	(27)	(5)	2

Total current tax	2,055	2,515	1,643

Deferred tax	8	(374)	(9,772)

Comprising:

– deferred tax relating to origination and reversal of temporary differences	55	(304)	(152)

– deferred tax relating to changes in tax rates	(47)	(70)	(9,620)

	2,063	2,141	(8,129)

(b) Franked Investment Income Group Litigation Order

The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (HMRC) in the Franked Investment Income Group Litigation Order (FII GLO). There are 25 corporate groups in the FII GLO. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK.

The original claim was filed in 2003. The trial of the claim was split broadly into issues of liability and quantification. The main liability issues were heard by the High Court, Court of Appeal and Supreme Court in the UK and the European Court of Justice in the period to November 2012. The detailed technical issues of the quantification mechanics of the claim were heard by the High Court during May and June 2014 and the judgment handed down on 18 December 2014. The High Court determined that in respect of issues concerning the calculation of unlawfully charged corporation tax and advance corporation tax, the law of restitution including the defence on change of position and questions concerning the calculation of overpaid interest, the approach of the Group was broadly preferred. The conclusion reached by the High Court would, if upheld, produce an estimated receivable of £1.2 billion for the Group. Appeals on a majority of the issues were made to the Court of Appeal, which heard the arguments in June 2016. The Court of Appeal determined in November 2016 on the majority of issues that the conclusion reached by the High Court should be upheld. The Supreme Court has notified the parties in the FII GLO that the outstanding appeal issues will be heard in two separate trials in 2020. In July 2018, the Supreme Court handed down its judgment in the Prudential Assurance Company Ltd case, which is closely related to the FII GLO. Applying the Prudential judgment reduces the value of the FII claim to approximately £0.6 billion, mainly as the result of the application of simple interest.

During 2015, HMRC paid to the Group a gross amount of £1,224 million in two separate payments. The payments made by HMRC have been made without any admission of liability and are subject to refund were HMRC to succeed on appeal. The second payment in November 2015 followed the introduction of a new 45% tax on the interest component of restitution claims against HMRC. HMRC held back £261 million from the second payment contending that it represents the new 45% tax on that payment, leading to total cash received by the Group of £963 million. Actions challenging the legality of the withholding of the 45% tax have been lodged by the Group. The First Tier Tribunal found in favour of HMRC in July 2017 and the Group’s appeal to the Upper Tribunal was heard in July 2018 and judgment has not yet been handed down.

Due to the uncertainty of the amounts and eventual outcome the Group has not recognised any impact in the Income Statement in the current or prior period. The receipt, net of the deduction by HMRC, is held as deferred income as disclosed in note 21. Any future recognition as income will be treated as an adjusting item, due to the size of the amount, with interest of £28 million for the 12 months to 31 December 2019 (2018: £25 million; 2017: £25 million) accruing on the balance, which was also treated as an adjusting item.

(c) Factors affecting the taxation charge

The taxation charge differs from the standard 19% (2018: 19%; 2017: 19%) rate of corporation tax in the UK. The major causes of this difference are listed below:

	2019		2018		2017

	£m	%	£m	%	£m	%

Profit before tax	7,912		8,351		29,527

Less: share of post-tax results of associates and joint ventures (see note 5)	(498)		(419)		(24,209)

	7,414		7,932		5,318

Tax at 19% (2018 and 2017: 19%) on the above	1,409	19.0	1,507	19.0	1,010	19.0
Factors affecting the tax rate:
Tax at standard rates other than UK corporation tax rate	353	4.8	384	4.8	389	7.3
Other national tax charges	147	2.0	204	2.6	119	2.2
Permanent differences	122	1.6	7	0.1	40	0.8
Overseas tax on distributions	-	-	–	–	25	0.5
Overseas withholding taxes	106	1.4	155	1.9	191	3.6
Double taxation relief on UK profits	(29)	(0.4)	(35)	(0.4)	(29)	(0.5)
Unutilised/(utilised) tax losses	16	0.2	5	0.1	(38)	(0.7)
Adjustments in respect of prior periods	(60)	(0.8)	(11)	(0.1)	2	0.0
Deferred tax relating to changes in tax rates	(47)	(0.6)	(70)	(0.9)	(9,620)	(180.9)
Deemed US repatriation tax	–	–	–	–	34	0.6
Release of deferred tax on unremitted earnings of associates	–	–	–	–	(180)	(3.4)
Additional net deferred tax charges/(credits)	46	0.6	(5)	(0.1)	(72)	(1.4)
						0.0
						0.0
	2,063	27.8	2,141	27.0	(8,129)	(152.9)

(d) Adjusting items included in taxation

In 2019, adjusting items in taxation total a credit of £65 million relating primarily to changes in US state tax rates, relating to the revaluation of deferred tax liabilities arising on trademarks recognised in the RAI acquisition in 2017.

In 2018, adjusting items in taxation relate to a £79 million credit due to changes in US state tax rates in the period, relating to the revaluation of deferred tax liabilities arising on trademarks recognised in the RAI acquisition in 2017, and a £55 million charge related to retrospective guidance issued by a tax authority in the ENA region regarding the application of withholding tax (WHT) between 2015 and 2017.

On 22 December 2017, the United States Government enacted comprehensive tax legislation which, among other things, changed the Federal tax rate to 21% from 1 January 2018. This revised rate has been used to revalue net deferred tax liabilities in the United States, leading to a credit to the income statement of £9,620 million. The net deferred tax liabilities largely relate to the difference in tax value versus the fair market value of trademarks accounted for under IFRS as part of the RAI acquisition. The legislation also imposed a one-time deemed repatriation tax on accumulated foreign earnings. The impact of the repatriation tax, less foreign tax credits, was £34 million. IFRS also requires entities to provide deferred taxation on the undistributed earnings of associates and joint ventures. From the date of the acquisition of the remaining shares in RAI not already owned by the Group, the Group has consolidated the results of RAI as a wholly-owned subsidiary and as such the deferred tax liability of £180 million on unremitted earnings of RAI as an associate was released to the income statement in 2017.

(e) Tax on adjusting items

In addition, the tax on adjusting items, separated between the different categories, as per note 7, amounted to £373 million (2018: £199 million; 2017: £454 million). The adjustment to the adjusted earnings per share (note 7) also includes £17 million (2018: £6 million; 2017: £4 million) in respect of the non-controlling interests’ share of the adjusting items net of tax.

(f) Tax on items recognised directly in other comprehensive income

	2019 £m	2018 £m	2017 £m

Current tax	(7)	(8)	(4)

Deferred tax	138	(7)	(133)

Credited/(charged) to other comprehensive income	131	(15)	(137)

The tax relating to each component of other comprehensive income is disclosed in note 18.